UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

WORKHORSE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

This Schedule 14A filing consists of communications from Workhorse Group Inc. (“Workhorse” or the “Company”), to the Company’s employees, customers, partners and analysts relating to the Agreement and Plan of Merger, dated August 15, 2025, by and among the Company, Motiv Power Systems, Inc., a Delaware corporation (“Motiv”), Omaha Intermediate 2, Inc., a Delaware corporation, Omaha Intermediate, Inc., a Delaware corporation, and Omaha Merger Subsidiary, Inc., a Delaware corporation (the “Merger Agreement”).

Today, the following communication was distributed by the Company:

November 11, 2025 Q3 2025 Earnings Call

WORKHORSE™

Today's Presenters



Rick Dauch
CEO, Workhorse

- 30+ years of automotive industry experience
- 19 years serving in CEO roles
- Multiple public and private board memberships



Bob Ginnan
CFO, Workhorse

- 25+ years of senior finance and leadership experience
- Refined capital structures for firms in multiple industries
- Executed multiple accounting and information technology ("IT") system installations



Stan March
VP, Corporate Development, Workhorse

- 29+ years of executive experience across multiple industrial sectors
- Extensive M&A, public affairs, investor relations and corporate communications experience

© Copyright 2025 Workhorse. Confidential & Proprietary | 2

Agenda Introduction Business Update Q3 2025 Financials Near - Term Priorities Q&A

WORKHORSE™

Disclaimer 1/2

Cautionary Note Regarding Forward-Looking Statements
This communication contains "forward-looking statements" within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed merger transaction between Workhorse and Motiv, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company's business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of the combined company's operations or operating results are forward-looking statements. Forward-looking statements may be identified by the use of the words "believe", "plan", "expect", "estimate", "budget", "schedule", "forecast", "intend", "anticipate", "target", "project", "contemplate", "predict", "potential", or "continue", and similar words or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "should", "might", "will" or "will be taken", "occur" or "be achieved". However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, Workhorse expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the parties' control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following risks and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: the parties' ability to successfully integrate their businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk associated with Workhorse's ability to obtain the approval of its shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties' business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on Workhorse's common stock prices and uncertainty as to the long-term value of the combined company's common stock; risks that the proposed transaction disrupts current plans and operations of the parties and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; our ability to develop and manufacture our product portfolio, including the W4 CC, W750, and W56 and other programs; our ability to attract and retain customers for our existing and new products; ongoing and anticipated changes in the U.S. political environment, including those resulting from the new Presidential Administration, control of Congress, and changes to regulatory agencies; the implementation of changes to the existing tariff regime by the new Presidential Administration and measures taken in response to such tariffs by foreign governments; risks associated with obtaining orders and executing upon such orders; the unavailability, reduction, elimination or adverse application of government subsidies and incentives or any challenge to or failure by the federal government, states or other governmental entities to adopt or enforce regulations such as the California Air Resource Board's Advanced Clean Fleet regulation; changes in attitude toward environmental, social, and governance matters among regulators, investors, and parties with which we do business; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting us, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; our general inability to raise additional capital to fund our operations and business plan; our ability to receive sufficient proceeds from our current and any future financing arrangements to meet our immediate liquidity needs and the potential costs, dilution and restrictions resulting from any such financing; our ability to maintain compliance with the listing requirements of the Nasdaq and the impact of any steps we have taken, including reverse splits of our common stock, on our operations, stock price and future access to funds; our ability to protect our intellectual property; market acceptance of our products; our ability to obtain sufficient liquidity from operations and financing activities to continue as a going concern and, our ability to control our expenses; the effectiveness of our cost control measures and impact such measures could have on our operations, including the effects of furloughing employees; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflicts in Ukraine and the Middle East) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings, including with Coulomb Solutions Inc.; our ability to realize the benefits of the sale and leaseback transaction of our Union City Facility; and other risks and uncertainties and other factors discussed from time to time in our filings with the SEC.

Additional information on these and other factors that may cause actual results and Workhorse's performance to differ materially is included in Workhorse's periodic reports filed with the SEC, including, but not limited to, Workhorse's Annual Report on Form 10-K for the year ended December 31, 2024, including those factors described under the heading "Risk Factors" therein, and Workhorse's subsequent Quarterly Reports on Form 10-Q. Copies of Workhorse's filings with the SEC are available publicly on the SEC's website at www.sec.gov or may be obtained by contacting Workhorse. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Workhorse undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

© Copyright 2025 Workhorse. Confidential & Proprietary | 4

WORKHORSE™

Disclaimer 2/2

Additional Information and Where to Find It
Workhorse has filed with the U.S. Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A (the "Definitive Proxy Statement") and a proxy card with respect to its solicitation of proxies for Workhorse's 2025 Annual Meeting of Stockholders (the "Annual Meeting"). The Definitive Proxy Statement contains important information about the matters to be voted on at the Annual Meeting. **STOCKHOLDERS OF WORKHORSE ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT WORKHORSE HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT WORKHORSE AND THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETIN**G. Stockholders are able to obtain a free copy of the Proxy Statement and other relevant documents once such documents are filed with the SEC from the SEC's website at www.sec.gov, or by directing a request by mail to Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241, or from the Workhorse's website at www.ir.workhorse.com.

Participants in the Solicitation
Workhorse and certain of its directors and officers may be deemed to be "participants" in the solicitation of proxies in respect of the matters to be considered about the Annual Meeting. Information concerning the directors and officers of Workhorse and interests of the persons who may be considered "participants" in the solicitation is set forth in Amendment No. 1 to Workhorse's Annual Report on Form 10-K for the year ended December 31, 2024, including under the headings "Item 10. Directors, Executive Officers and Corporate Governance", "Item 11. Executive Compensation", "Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters" and "Item 13. Certain Relationships and Related Transactions, and Director Independence", filed with the SEC on April 30, 2025, and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1425287/000121390025037631/ea0239686-10ka1_workhorse.htm. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents can be obtained, without charge, at the SEC's website at www.sec.gov, or by directing a request to Workhorse at the address above, or at www.ir.workhorse.com.

No Offer or Solicitation
This communication is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

© Copyright 2025 Workhorse. Confidential & Proprietary | 5

WORKHORSE™

Growing Fleet Momentum & Strategic Progress

Momentum in Fleet Orders & Deployments

- Completed the sale of 15 trucks in Q3 2025
- Real-world fleet performance and positive customer feedback driving repeat business and new orders
- W56 step van eligible for up to $85K in base incentives per vehicle through California HVIP
- Ongoing discussions with logistics providers and service fleets continue to expand the order pipeline

Advancing Product Flexibility

- Worked in Q3 to complete the integration, testing and validation of the Utilimaster Aeromaster walk-in van body
- New configuration expands proven W56 product line
- Cost effective W56 140 kWh battery model development tracking to plan

Ongoing Financial Discipline

- Reduced operating expenses by approximately $1.2 million Q3/Q3 YOY and $17.5 million YTD YOY through disciplined cost management
- Maintained focus on cash conservation while executing key deliveries and advancing the product roadmap
- Continued efforts to convert finished goods inventory into cash

Strategic Transaction with Motiv

- Announced definitive merger agreement with Motiv to broaden product portfolio and create leading North American medium-duty commercial EV OEM
- Strengthening near-term financial position with sale leaseback transaction and secured convertible note financing

© Copyright 2025 Workhorse. Confidential & Proprietary | 6

WORKHORSE™

Strategic Merger with Motiv to Create Leading North American Medium-Duty Commercial EV OEM

Strategic Rationale

- Robust lineup of Class 4 cab chassis and Class 5 and 6 step vans
- Fast-track path for development of Class 5 and 6 cab chassis to significantly increase TAM and new customer capture
- Enhanced operational scale, cost synergies and competitively advantaged offering relative to pure-play electric, legacy OEMs and gas/diesel trucks and buses on a TCO basis
- Strong financial foundation with opportunities for margin expansion and flexibility to pursue growth initiatives

Simplified Capital Structure & Near-Term Liquidity

- Positioned to create long-term shareholder value by offering broader portfolio of high performing commercial EVs at lower unit costs in sizeable, high-growth medium-duty truck market
- Shareholders have opportunity to participate in potential upside of combined company

Shareholder Value Creation

- Completed $20 million sale-leaseback of Union City facility and $5 million convertible note financing
- Simplified capital structure through repayment/ cancellation of senior secured debt and associated warrants
- Combined company expected to be able to access up to $20 million in additional debt financing post-close

© Copyright 2025 Workhorse. Confidential & Proprietary | 7

WORKHORSE™

Financial Summary Highlights

Q3 2025 Unaudited Results

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Sales, net of returns and allowances	$ 2,384,998	$ 2,509,717	$ 8,695,389	$ 4,691,451
Cost of sales	10,092,624	6,642,549	28,308,743	21,386,676
Gross loss	(7,707,626)	(4,132,832)	(19,613,354)	(16,695,225)
Operating expenses				
Selling, general and administrative	7,770,633	7,722,014	20,399,242	33,883,844
Research and development	1,077,631	2,313,423	3,852,998	7,834,113
Total operating expenses	8,848,264	10,035,437	24,252,240	41,717,957
Loss from operations	(16,555,890)	(14,168,269)	(43,865,594)	(58,413,182)
Interest expense, net	(167,909)	(3,003,460)	(6,002,383)	(6,196,858)
Change in fair value of convertible notes	(2,867,041)	(5,314,353)	(7,781,029)	(8,912,278)
Change in fair value of warrants	(6,838,103)	(2,649,477)	(4,205,035)	(7,089,027)
Gain on sale of assets	13,805,791	—	13,805,791	—
Other income	4,795,250	—	4,795,250	—
Loss before provision for income taxes	(7,827,902)	(25,135,559)	(43,253,000)	(80,611,345)
Provision for income taxes	—	—	—	—
Net loss	$ (7,827,902)	$ (25,135,559)	$ (43,253,000)	$ (80,611,345)
Net loss per share of common stock				
Basic and Diluted*	$ (0.50)	$ (19.00)	$ (4.49)	$ (62.70)
Weighted average shares used in computing net loss per share of common stock				
Basic and Diluted*	15,537,878	1,323,168	9,632,187	1,285,725

** Periods presented have been adjusted to reflect the 2024 reverse stock split (1-for-20), which was effective June 17, 2024 and the 2025 reverse stock split (1-for-12.5) which was effective March 17, 2025. Additional information regarding the reverse stock splits may be found in Note 1 – Summary of Business and Significant Accounting Principles to these Condensed Consolidated Financial Statements in this Quarterly Report on Form 10-Q*

Revenue

Sales, net of returns and allowances for the three months ended September 30, 2025, and 2024 were $2.4 million and $2.5 million, respectively. For the three months ended September 30, 2025, the decrease in sales of $0.1 million was primarily due to lower sales of approximately $2.3 million related to the sale of fewer trucks in 2025 compared to the same period in 2024, offset by an increase of $2.2 million related to the recognition of seven vehicles from deferred revenue.

Cost of Sales

Cost of sales for the three months ended September 30, 2025, and 2024 were $10.1 million and $6.6 million, respectively. The increase in cost of sales of $3.5 million was primarily a result of an increase in inventory excess and obsolescence reserve of $3.3 million.

Operating Expenses

Selling, general and administrative expenses ("SG&A") expenses for the three months ended September 30, 2025, and 2024 were $7.8 and $7.7 million, respectively. The increase in SG&A of $0.1 million was primarily driven by a $3.6 million increase in consulting and legal expenses due to the merger agreement offset by a $2.9 million decrease in employee compensation and related expenses, a decrease of $0.2 million in marketing and trade show related expenses, and a decrease of $0.3 million in IT-related expenses.

Research and development ("R&D") expenses during the three months ended September 30, 2025, and 2024 were $1.1 million and $2.3 million, respectively. The decrease in R&D expenses of $1.2 million was primarily driven by a $0.3 million decrease in employee compensation and related expenses due to lower headcount, a $0.5 million decrease in prototype part expenses and a $0.3 million decrease in consulting and professional services expenses.

© Copyright 2025 Workhorse. Confidential & Proprietary | 8

© Copyright 2025 Workhorse. Confidential & Proprietary | 9 © Copyright 2025 Workhorse. Confidential & Proprietary | 9 Balance Sheet Highlights Q3 2025 Unaudited Results Strengthening our balance sheet and liquidity position to better execute on our product roadmap and deliver for our customers Cash Balance (as of 9/30/25) • $38.2 million of cash and cash equivalents, including restricted cash Financing • Continued to access financing under March 2024 agreement * Periods presented have been adjusted to reflect the 2024 reverse stock split (1 - for - 20), which was effective June 17, 2024 and the 2025 reverse stock split (1 - for - 12.5) which was effective March 17, 2025. Additional information regarding the reverse stock splits may be found in Note 1 – Summary of Business and Significant Accounting Principles to these Condensed Consolidated Financial Statements in this Quarterly Report on Form 10 - Q September 30, 2025 December 31, 2024 Assets Current assets: Cash and cash equivalents $ 12,726,147 $ 4,119,938 Restricted cash 25,475,596 525,000 Accounts receivable, less allowance for credit losses of $0.2 million and $0.3 million as of September 30, 2025 and December 31, 2024, respectively 1,151,976 537,536 Other receivables, net 1,460,100 544,436 Inventory, net 29,999,387 41,839,020 Prepaid expenses and other current assets 2,148,595 5,865,890 Total current assets 72,961,801 53,431,820 Property, plant and equipment, net 21,120,568 32,976,581 Operating lease right-of-use assets, net 22,236,613 3,247,548 Finance lease right-of-use assets, net — 4,008,510 Other assets 416,310 176,310 Total Assets $ 116,735,292 $ 93,840,769 Liabilities Current liabilities: Accounts payable $ 11,225,948 $ 11,509,149 Accrued liabilities and other current liabilities 7,127,368 8,731,915 Deferred revenue 1,057,000 6,350,581 Warranty liability 1,209,129 861,409 Operating lease liability - current portion 2,707,209 984,407 Finance lease liability - current portion — 528,023 Warrant liability at fair value 9,983,695 5,778,660 Convertible notes at fair value 27,119,114 10,491,792 Total current liabilities 60,429,463 45,235,936 Convertible note at fair value - long-term 5,148,000 — Operating lease liability - long-term 19,087,603 4,295,743 Financing lease liability - long-term — 21,165 Total Liabilities 84,665,066 49,552,844 Commitments and contingencies Stockholders’ Equity: Common stock, par value $0.001 per share, 36,000,000 shares authorized, 21,277,037 shares issued and outstanding as of September 30, 2025 and 3,843,341 shares issued and outstanding as of December 31, 2024* 21,276 3,843 Additional paid-in capital * 928,660,494 897,642,626 Accumulated deficit (896,611,544) (853,358,544) Total stockholders’ equity 32,070,226 44,287,925 Total Liabilities and Stockholders’ Equity $ 116,735,292 $ 93,840,769

© Copyright 2025 Workhorse. Confidential & Proprietary | 10 Near - Term Priorities Complete Transaction with Motiv ▪ Annual Meeting tomorrow, November 12 ▪ Close transaction and associated financing commitment in Q4 2025, subject to customary closing conditions and shareholder approval Strengthen Financial Position & Operational Efficiency ▪ Fulfill existing fleet purchase orders ▪ Continue to convert finished goods inventory into cash ▪ Reduce operating costs and improve working capital needs Continue to Expand Product Portfolio ▪ Ensure reliable fleet operations and high customer satisfaction through dependable performance and responsive field support ▪ Finalize plans for W56 140 kWh production launch in 2026 ▪ Continue developing integrated plan to deliver consolidated R&D technology and combined product portfolio roadmap

© Copyright 2025 Workhorse. Confidential & Proprietary | 11 VOTE TODAY FOR ALL PROPOSALS IN CONNECTION WITH WORKHORSE’S UPCOMING ANNUAL MEETING TOMORROW, NOVEMBER 12, 2025 HERE’S HOW TO VOTE FOR ALL OF THE PROPOSALS: THE FINAL DEADLINE TO VOTE IS 11:59 PM ET TONIGHT, NOVEMBER 11, 2025 x Vote online before the meeting at www.proxyvote.com x Attend the meeting virtually on November 12, 2025 x Vote online during the meeting at www.virtualshareholdermeeting.com/WKHS2025 x Complete, sign, date, and return a proxy card to the mailing address provided

© Copyright 2025 Workhorse. Confidential & Proprietary | 12 Questions?

Additional Information and Where to Find It

Workhorse has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for Workhorse’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Definitive Proxy Statement contains important information about the matters to be voted on at the Annual Meeting. STOCKHOLDERS OF WORKHORSE ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT WORKHORSE HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT WORKHORSE AND THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING. Stockholders are able to obtain a free copy of the Proxy Statement and other relevant documents once such documents are filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241, or from the Workhorse’s website at www.ir.workhorse.com.

Participants in the Solicitation

Workhorse and certain of its directors and officers may be deemed to be “participants” in the solicitation of proxies in respect of the matters to be considered about the Annual Meeting. Information concerning the directors and officers of Workhorse and interests of the persons who may be considered “participants” in the solicitation is set forth in Amendment No. 1 to Workhorse’s Annual Report on Form 10-K for the year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, filed with the SEC on April 30, 2025, and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1425287/000121390025037631/ea0239686-10ka1_workhorse.htm. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, or by directing a request to Workhorse at the address above, or at www.ir.workhorse.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed merger transaction between Workhorse and Motiv, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of the combined company’s operations or operating results are forward-looking statements. Forward-looking statements may be identified by the use of the words “believe”, “plan”, “expect”, “estimate”, “budget”, “schedule”, “forecast”, “intend”, “anticipate”, “target”, “project”, “contemplate”, “predict”, “potential”, or “continue”, and similar words or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, Workhorse expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the parties’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following risks and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: the parties’ ability to successfully integrate their businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk associated with Workhorse’s ability to obtain the approval of its shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on Workhorse’s common stock prices and uncertainty as to the long-term value of the combined company’s common stock; risks that the proposed transaction disrupts current plans and operations of the parties and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; our ability to develop and manufacture our product portfolio, including the W4 CC, W750, and W56 and other programs; our ability to attract and retain customers for our existing and new products; ongoing and anticipated changes in the U.S. political environment, including those resulting from the new Presidential Administration, control of Congress, and changes to regulatory agencies; the implementation of changes to the existing tariff regime by the new Presidential Administration and measures taken in response to such tariffs by foreign governments; risks associated with obtaining orders and executing upon such orders; the unavailability, reduction, elimination or adverse application of government subsidies and incentives or any challenge to or failure by the federal government, states or other governmental entities to adopt or enforce regulations such as the California Air Resource Board’s Advanced Clean Fleet regulation; changes in attitude toward environmental, social, and governance matters among regulators, investors, and parties with which we do business; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting us, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; our general inability to raise additional capital to fund our operations and business plan; our ability to receive sufficient proceeds from our current and any future financing arrangements to meet our immediate liquidity needs and the potential costs, dilution and restrictions resulting from any such financing; our ability to maintain compliance with the listing requirements of the Nasdaq and the impact of any steps we have taken, including reverse splits of our common stock, on our operations, stock price and future access to funds; our ability to protect our intellectual property; market acceptance of our products; our ability to obtain sufficient liquidity from operations and financing activities to continue as a going concern and, our ability to control our expenses; the effectiveness of our cost control measures and impact such measures could have on our operations, including the effects of furloughing employees; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflicts in Ukraine and the Middle East) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings, including with Coulomb Solutions Inc.; our ability to realize the benefits of the sale and leaseback transaction of our Union City Facility; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”).

Additional information on these and other factors that may cause actual results and Workhorse’s performance to differ materially is included in Workhorse’s periodic reports filed with the SEC, including, but not limited to, Workhorse’s Annual Report on Form 10-K for the year ended December 31, 2024, including those factors described under the heading “Risk Factors” therein, and Workhorse’s subsequent Quarterly Reports on Form 10-Q. Copies of Workhorse’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Workhorse. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Workhorse undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.